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Nuevo Energy Company - 8-K Current Report                    Date filed 03/14/01
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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 March 14, 2001

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                         Commission File Number 0-10537

                              NUEVO ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)


       Delaware                                        76-0304436
(State or other Jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

1021 Main, Suite 2100, Houston, Texas                     77002
(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: (713)652-0706


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Nuevo Energy Company - 8-K Current Report                    Date filed 03/14/01
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                                TABLE OF CONTENTS



                                  8-K OTHERDOC

Item 4.........................................................................2
Item 7.........................................................................2


                                      EX-16

EX-16..........................................................................3



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Nuevo Energy Company - 8-K Current Report                    Date filed 03/14/01
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Item 4.  Changes in Registrant's Certifying Accountant

         On March 9, 2001, Nuevo Energy Company ("Nuevo") notified KPMG LLP ("KPMG") that their engagement as Nuevo's independent accountants will be terminated following the issuance of their report on Nuevo's consolidated financial statements for the fiscal year ended December 31, 2000. On March 9, 2001, the Board of Directors of Nuevo, on the recommendation of the Audit Committee, appointed Arthur Andersen LLP as Nuevo's independent accountants to audit its consolidated financial statements for the year ending December 31, 2001.

         Nuevo and KPMG have not, in connection with the audit of Nuevo's consolidated financial statements for each of the prior two years ended December 31, 1999 and December 31, 1998 or for any subsequent or interim period prior to and including March 9, 2001, had any disagreement on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

         The reports of KPMG on the Nuevo financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         Nuevo has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of such letter, dated March 14, 2001 is filed herewith as
Exhibit 16.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Exhibits

        16    Letter from KPMG to the Securities and Exchange Commission


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Nuevo Energy Company

                                              /s/Robert  M.  King
                                             ---------------------
                                              Robert M. King
                                              Sr. Vice President and Chief
                                              Financial Officer

DATED:  March 14, 2001

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                                 EXHIBIT INDEX


EXHIBIT                             DESCRIPTION OF EXHIBIT
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  16                  Letter from KPMG to the Securities and Exchange Commission